                                                                    EXHIBIT 10.1

                                   AMENDMENT
                               DATED JULY 1, 2002
                                     TO THE
                             GAS PURCHASE AGREEMENT
                               DATED MAY 3, 1994

         THIS AMENDMENT (the "July 2002 Amendment") is made and entered into as of the 1st day of July 2002, between Dominion Black Warrior Basin, Inc. ("Seller") and El Paso Merchant Energy, L.P., successor-in-interest to Sonat Marketing Company L.P. ("Buyer").

                                   WITNESSETH

         WHEREAS, Buyer and Seller entered into a Gas Purchase Agreement dated May 3, 1994, as amended by Amendments dated April 1, 1996, May 16, 1996, April 9, 1998, July 1, 1999, July 1, 2000 and July 1, 2001 (the "1994 Agreement"); and

         WHEREAS, Buyer and Seller desire to further amend the 1994 Agreement to establish index prices and a fixed price for certain specified quantities;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby mutually understand and agree as follows:

         1. Effective as of January 1, 2003, Sections 4.1 and 4.3 of the 1994 Agreement shall be deleted in their entireties and the following Sections
4.1 and 4.2 shall be substituted therefor:

         4.1 The price payable by Buyer for each MMBtu of Monthly Base Quantity purchased hereunder during each month of the calendar year 2003 shall be divided into two categories, the price applicable to the Fixed Price Quantity and the price applicable to the Index Price Quantity, as those quantities are described in Revised Exhibit D hereto. The price for each MMBtu of Fixed Price Quantity shall be $3.68 per MMBtu (the "Monthly Fixed Contract Price"). The price for each MMBtu of Index Quantity (the "Index Quantity Price") shall be the sum of (a) the price published in the price table dated the first (1st) day of the applicable month by Inside F.E.R.C.'s Gas Market Report for "Prices of Spot Gas Delivered to

     Pipelines" "Southern Natural Gas Co." "Louisiana" "Index" (the "Index Price") and (b) a Premium per MMBtu as described below (the "Monthly Index Price"), multiplied by 0.9826 (conversion factor):


           Index Price                         Premium
            ($/MMBtu)                         ($/MMBtu)
           -----------                        ---------
           Below 2.00                           0.050
           2.00 - 2.25                          0.060
           2.26 - 2.50                          0.065
           Above 2.50                           0.070

     Gas purchased during each month shall be deemed to be Fixed Price Quantity until the Fixed Price Quantity has been delivered. Commencing January 1, 2004, the Index Quantity Price shall apply to the entire Monthly Base Quantity.

     4.2 The price payable by Buyer for each MMBtu of Excess Quantities sold under this agreement commencing on January 1, 2003 and thereafter shall be the sum of the Index Price and $.02 per MMBtu (the "Excess Quantity Contract Price"), multiplied by 0.9826 (conversion factor).

     2. Exhibit D is deleted in its entirety and the attached Revised Exhibit D is substituted therefor and is effective during calendar year 2003 only.

     3. Except as amended hereby, the 1994 Agreement remains in full force and effect.



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
       IN WITNESS WHEREOF, the parties hereto have executed this July 2002 Amendment in duplicate originals as of date hereinabove first written.


Witness:                               EL PASO MERCHANT ENERGY, L.P.



                                       By /s/ TIMOTHY D. BOURN
-----------------------------             -------------------------------------
                                          Timothy D. Bourn
                                          President



Witness:                               DOMINION EXPLORATION &
                                       PRODUCTION, INC.

                                       EXECUTING AS SPECIAL AGENT AND
                                       ATTORNEY IN FACT FOR
                                       DOMINION BLACK WARRIOR BASIN, INC.



                                       By /s/ DENNIS G. MILLET
-----------------------------             -------------------------------------
                                          Dennis G. Millet
                                          Vice President, Gas Marketing




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
                               REVISED EXHIBIT D
                               DATED JULY 1, 2002
                                     TO THE
                             GAS PURCHASE AGREEMENT
                                    BETWEEN
                       DOMINION BLACK WARRIOR BASIN, INC.
                                      AND
              EL PASO MERCHANT ENERGY, L.P., SUCCESSOR-IN-INTEREST
                        TO SONAT MARKETING COMPANY L.P.
                                     DATED
                                  MAY 3, 1994


                              Fixed Price
                               Quantities                   Index Quantities
Month/Year                      (MMBtu)                         (MMBtu)
----------                    -----------                   ----------------
Jan-03                          591,716                          197,238
Feb-03                          585,794                          195,264
Mar-03                          579,938                          193,313
Apr-03                          573,372                          191,124
May-03                          567,396                          189,132
Jun-03                          561,732                          187,244
Jul-03                          556,152                          185,384
Aug-03                          550,622                          183,541
Sep-03                          544,903                          181,634
Oct-03                          539,509                          179,836
Nov-03                          533,917                          177,972
Dec-03                          528,647                          176,216



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